Collateral and contractual commitments for the acquisition of property, plant and equipment, loans to customers and other	12 Months Ended
Dec. 31, 2025
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Collateral and contractual commitments for the acquisition of property, plant and equipment, loans to customers and other
28.	Collateral and contractual commitments for the acquisition of property, plant and equipment, loans to customers and other

Million US dollar	31 December 2025	31 December 2024

Collateral given for own liabilities	292	240

Contractual commitments to purchase property, plant and equipment	171	257

Other contractual commitments	1 687	58

Other commitments	1 816	1 684
The collateral given for own liabilities of 292m US dollar as of 31 December 2025 contains 144m US dollar cash guarantees (31 December 2024: 133m US dollar). Such cash deposits are a customary feature associated with litigations in Brazil: in accordance with Brazilian laws and regulations a company may or must (depending on the circumstances) place a deposit with a bank designated by the court or provide other security such as collateral on property, plant and equipment, insurance guarantees or letters of guarantees. With regard to judicial cases, AB InBev has made the appropriate provisions in accordance with IAS 37
Provisions, Contingent Liabilities and Contingent Assets
– see also Note 25
Provisions
. In the company’s statement of financial position, the cash guarantees are presented as part of other receivables – see Note 19
Trade and other receivables
. The legal proceedings covered by insurance guarantees and letters of guarantee issued by the company are disclosed in Note 29
Contingencies
. The remaining part of collateral given for own liabilities of 148m US dollar as of 31 December 2025 (31 December 2024: 107m US dollar) contains collateral on AB InBev’s property in favor of the excise tax authorities, the amount of which is determined by the level of the monthly excise taxes due, inventory levels and transportation risk, and collateral on its property, plant and equipment with regard to outstanding loans. To the extent that AB InBev would not respect its obligations under the related outstanding contracts or would lose the pending judicial cases, the collateralized assets would be used to settle AB InBev’s obligations.
AB InBev has entered into commitments to purchase property, plant and equipment for 171m US dollar at 31 December 2025 (31 December 2024: 257m US dollar).
Other contractual commitments mainly comprise sponsorship agreements and contractual commitments to acquire loans to associates and customers. In a limited number of countries AB InBev has committed itself to acquire loans to associates/customers from banks at their notional amount if the associates/customers do not respect their reimbursement commitments towards the banks. The total outstanding amount of such loans is 40m US dollar at 31 December 2025 (31 December 2024: 57m
US dollar). During 2025, AB InBev entered into a six-year sponsorship agreement in men’s soccer
for the
UEFA
Champions League
, UEFA Europa League,
and
UEFA Conference League competitions.
The company will be the exclusive beer sponsor for six

seasons starting in 2027. The agreement is valued at approximately

0.2 billion US dollar per season and will be recognized as an intangible asset in 2027.
Other commitments amount to 1 816m US dollar at 31 December 2025 and mainly cover guarantees given to pension funds, rental and other guarantees (31 December 2024: 1 684m US dollar).
In order to fulfil AB InBev’s commitments under various outstanding stock option plans, AB InBev entered into stock lending arrangements. For more details, refer to Note 21
Changes in equity and earnings per share
.
M&A related commitments
As of 31 December 2025, we had the following commitments and other items related to M&A.
Cervecería Nacional Dominicana S.A. (“CND”)
As part of the 2012 shareholders agreement between Ambev and ELJ, following the acquisition of CND, a forward-purchase contract (combination of a put option and purchased call option) was put in place which may result in Ambev acquiring additional shares in CND. In July 2020, Ambev and ELJ amended the Shareholders’ Agreement to extend their partnership and change the terms and the exercise date of the call and put options. On 31 January 2024, ELJ exercised its put option to sell to Ambev approximately 12% of the shares of CND for a net consideration of 0.3 billion US dollar. The closing of the transaction resulted in Ambev’s participation in CND increasing from 85% to 97%. ELJ currently holds 3% of CND and the remaining put option is exercisable as from 2026. As of 31 December 2025, the put option on the remaining shares held by ELJ was valued at 210m US dollar (31 December 2024: 195m US dollar).
Beatbox beverages
On 5 December 2025, AB InBev announced it had entered into an agreement under which AB InBev will acquire 85 % of Beatbox Beverages, a ready-to-drink alcohol beverage business in the United States for a purchase price of up to approximately 490
m
US dollar
with a path to 100% ownership after five years based on a predetermined pricing formula. This transaction is subject to regulatory approval and customary closing conditions, and it is expected to close in the first quarter of 2026.

US Based metal container plants
On 31 December 2020, AB InBev disposed a 49.9% minority stake in the company’s US-based metal container plants to a consortium of institutional investors led and/or advised by affiliates of Apollo Global Management, Inc. (collectively “Apollo”) (NYSE: APO). Under the agreement, AB InBev had the right, but not the obligation, to reacquire the minority stake beginning on the fifth anniversary of the close of the transaction, at pre-determined financial terms. On 6 January 2026 the company announced that it had exercised its right to reacquire the 49.9% minority stake for a price estimated to be approximately 2.9 billion
US dollar
. The transaction closed on 30 January 2026.